UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 6, 2019

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

485C ROUTE ONE SOUTH, SUITE 400, ISELIN, NEW JERSEY 08830

(Address of Principal Executive Offices) (Zip Code)

732-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MSEX	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

Filing of Shelf Registration Statement and Prospectus Supplement

On September 6, 2019, Middlesex Water Company (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a shelf registration statement (File No. 333-233649) (the “Registration Statement”), which became immediately effective upon filing.

On September 6, 2019, the Company also filed with the SEC, pursuant to the Registration Statement, a prospectus supplement dated September 6, 2019 (the “Prospectus Supplement”) pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Company’s existing Investment Plan, a direct share purchase, sale and dividend reinvestment plan.

This Current Report on Form 8-K is being filed solely to include the opinion of counsel attached hereto as Exhibit 5, regarding the legality and validity of the securities issuable under the Prospectus Supplement.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Document

5*	Opinion of Jay L. Kooper, Vice President, General Counsel and Secretary of Middlesex Water Company.

23.1*	Consent of Jay L. Kooper, Vice President, General Counsel and Secretary of Middlesex Water Company (included in Exhibit 5).

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

/s/Jay L. Kooper

Jay L. Kooper
Vice President, General Counsel and Secretary

Dated: September 6, 2019